NOTE PAYABLE	12 Months Ended
Dec. 31, 2016
Notes Payable [Abstract]
NOTE PAYABLE

NOTE 9 – NOTE PAYABLE

On November 30, 2016, the Company entered into a promissory note agreement with an unaffiliated party in the principal amount of $500,000.  The note is unsecured, carries an interest rate of 25% per annum payable in arrears at maturity.  The note matures November 30, 2017 and may be prepaid at any time without notice or prepayment penalty.  In the event of default of any loan provision, the lender can declare all or any portion of the unpaid principal and interest immediately due and payable.

Maturities of Long-Term Obligations for Five Years and Beyond

The minimum annual principal payments of long-term debt to related parties and notes payable at December 31, 2016 were:

2017	$500,000
2018	—
2019	—
2020 and thereafter	575,000
Total minimum principal payments	$1,075,000